POWER OF ATTORNEY

      Each individual whose signature appears below constitutes and appoints Manjit S. Cheema and Michael D. Blanchard, and each of them, such person's true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for such person and in such person's name, place, and stead, in any and all capacities, to sign any and all amendments (including posteffective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                   TITLE                               DATE

  \s\ R. D. Woofter         Chairman                       April 27, 1995
R. D. WOOFTER

  \s\ Kevern R. Joyce       President & Chief              April 27, 1995
KEVERN R. JOYCE               Executive Officer

   \s\  M. S. Cheema        Vice President & Chief         April 27, 1995
MANJIT S. CHEEMA              Financial Officer

   \s\  Monte W. Smith      Treasurer (Principal           April 27, 1995
MONTE W. SMITH                Accounting Officer)

   \s\ R. Denny Alexander   Director                       April 27, 1995
R. DENNY ALEXANDER

   \s\ Cass O. Edwards,II   Director                       April 27, 1995
CASS O. EDWARDS, II

   \s\ John A. Fanning      Director                       April 27, 1995
JOHN A. FANNING

  \s\ Sidney M. Gutierrez   Director                       April 27, 1995
SIDNEY M. GUTIERREZ

  \s\ Harris L. Kempner Jr. Director                       April 27, 1995
HARRIS L. KEMPNER, JR.

  \s\ Dwight R. Spurlock    Director                       April 27, 1995
DWIGHT R. SPURLOCK


                                     -II 6-
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                              INDEX TO EXHIBITS


  The exhibits denoted by * below are filed with this registration statement. The other exhibits listed below were filed previously with the Securities and Exchange Commission and are incorporated in this registration statement by reference to the filings noted parenthetically.

Exhibit No.                     Exhibit

 4(a)   -  Articles of Incorporation and Amendments through  March
           6, 1984 (Exhibit 3(a), File No. 2-89800)
 4(b)   -  Amendment to Articles of Incorporation filed September
           25, 1984 (Exhibit 3(b) to Form 10-K for the year ended December 31, 1987)
 4(c)   -  Amendment to Articles of Incorporation filed August  29,
           1985  (Exhibit 3(a) to Form 10-K for the year ended  December  31,
           1985)
 4(d)   -  Amendment to Articles of Incorporation filed  June  2,
           1986  (Exhibit 3(a) to Form 10-K for the year ended  December  31,
           1986)
 4(e)   -  Amendment to Articles of Incorporation filed  May  10,
           1988  (Exhibit 3(e) to Form 10-K for the year ended  December  31,
           1988)
 4(f)   -  Amendment to Articles of Incorporation filed  May  10,
           1988  (Exhibit 3(f) to Form 10-K for the year ended  December  31,
           1988)
 4(g)   -  Amendment to Articles of Incorporation filed  December
           27, 1988 (Exhibit 3(g) to Form 10-K for the year ended December 31, 1988)
 4(h)   -  Bylaws of the Registrant, as amended November 15,  1994
           (Exhibit 3(h) to Form 10-K for the year ended December 31, 1994) 4(i)* - TNP Enterprises, Inc. Equity Incentive Plan
 4(j)*  -  TNP Enterprises, Inc. Nonemployee Director  Stock
           Plan
 5*     -  Opinion of Michael D. Blanchard, Esq.
23(a)*  -  Consent of KPMG Peat Marwick LLP
23(b)*  -  Consent of Michael D. Blanchard, Esq. (included  in
           Exhibit 5)
24*     -  Power  of  Attorney (set forth on page  II-6  of  this
           registration statement)


                             -II 7-

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